UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2019

Urovant Sciences Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-38667	98-1463899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

+44 (0) 207 400 3347

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.000037453 par value	UROV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Urovant Sciences Ltd. 2019 Employee Stock Purchase Plan

On September 12, 2019, Urovant Sciences Ltd., or the Company, held its 2019 Annual General Meeting of Shareholders, or the Annual Meeting, in London, United Kingdom. At the Annual Meeting, the shareholders of the Company approved the Urovant Sciences Ltd. 2019 Employee Stock Purchase Plan, or the 2019 ESPP. The 2019 ESPP provides for the purchase by employees of up to an aggregate of 450,000 common shares, plus the number of common shares to be automatically added on November 1 of each year commencing on the first November 1 following the year in which the 2019 ESPP is adopted and ending on (and including) November 1, 2028. The annual addition to the share reserve shall be the lesser of (i) 1% of the total number of shares of capital stock outstanding on March 31 of the preceding calendar year, and (ii) 600,000 common shares.

A summary of the material terms of the 2019 ESPP is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 29, 2019, or the Proxy Statement, and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the 2019 ESPP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to the Urovant Sciences Ltd. 2017 Equity Incentive Plan

At the Annual Meeting, the shareholders of the Company approved an amendment to the Urovant Sciences Ltd. 2017 Equity Incentive Plan, or, as amended, the 2017 Plan, to increase the number of common shares issuable thereunder from 4,283,431 to 7,283,431.

A summary of the material terms of the 2017 Plan is set forth in the Proxy Statement and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the 2017 Plan, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

There were 30,340,432 common shares entitled to vote at the Annual Meeting, and 28,060,936 shares were represented in person or by proxy at the Annual Meeting (approximately 92.5% of shares entitled to vote). Each of the proposals was approved, and each of the director nominees was elected, by the vote of the shareholders at the Annual Meeting as follows:

Proposal 1: To elect the Board of Directors’ six nominees for director, Myrtle S. Potter, Keith A. Katkin, Sef P. Kurstjens, M.D., Ph.D., Pierre Legault, James Robinson and Frank M. Torti, M.D., to serve as directors until the Company’s 2020 Annual General Meeting of Shareholders and until their successors are duly elected:

	For	Withheld	Broker Non-Votes
Myrtle S. Potter	23,956,299	611,737	3,492,900
Keith A. Katkin	24,052,736	515,300	3,492,900
Sef P. Kurstjens, M.D., Ph.D.	24,417,169	150,867	3,492,900
Pierre Legault	24,417,169	150,867	3,492,900
James Robinson	24,523,256	44,780	3,492,900
Frank M. Torti, M.D.	23,916,299	651,737	3,492,900

Proposal 2: To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020, to appoint Ernst & Young LLP as the Company’s auditor for statutory purposes under the Bermuda Companies Act 1981, as amended, for the fiscal year ending March 31, 2020 and to authorize the Board of Directors, through the Audit Committee, to set the remuneration for Ernst & Young LLP as the Company’s auditor for the fiscal year ending March 31, 2020:

For	Against	Abstain	Broker Non-Votes
28,060,856	30	50	0

Proposal 3: To approve the Urovant Sciences Ltd. 2019 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
23,693,096	874,840	100	3,492,900

Proposal 4: To approve an amendment to the Urovant Sciences Ltd. 2017 Equity Incentive Plan to increase the number of common shares issuable thereunder from 4,283,431 to 7,283,431:

For	Against	Abstain	Broker Non-Votes
21,914,651	2,418,146	235,239	3,492,900

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Urovant Sciences Ltd. 2019 Employee Stock Purchase Plan
10.2	Urovant Sciences Ltd. 2017 Equity Incentive Plan, as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Urovant Sciences Ltd.

Dated: September 17, 2019
	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Principal Financial and Accounting Officer